SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 March 14, 1997
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                        (Date of Earliest Event Reported)


                               PEMI BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


                                  NEW HAMPSHIRE
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         (State or other jurisdiction of incorporation or organization)


                   33-22807-B                      02-0386832
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           (Commission File Number)    (IRS Employer Identification No.)


                  287 HIGHLAND STREET, PLYMOUTH, NEW HAMPSHIRE
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              (Address of principal executive offices and zip code)


       Registrant's telephone number, including area code: (603) 536-3339

Form 8-K, Current Report
Pemi Bancorp, Inc.
Commission File No. 33-22807-B

The total number of Pages in this Report (excluding exhibits) is 3 and including exhibits is 148.

Item 5.  OTHER MATTERS

         On March 14, 1997, the Boards of Directors of Pemi Bancorp, Inc. (the "Pemi"), a New Hampshire corporation with its principal place of business in Plymouth, New Hampshire, its wholly-owned subsidiary, Pemigewasset National Bank, a national banking association with its principal place of business in Plymouth, New Hampshire, The Berlin City Bank ("Berlin"), a New Hampshire chartered commercial bank with its principal place of business in Berlin, New
Hampshire and Northway Financial, Inc. ("Northway"), a New Hampshire corporation, which is being formed by Berlin to become a multi-bank holding company for Berlin and Pemigewasset National Bank, executed a definitive agreement and plan of merger (the "Agreement").

         Pursuant to the terms of the Agreement, Northway will become the bank holding company for Berlin in a transaction whereby each issued and outstanding share of Berlin common stock will be exchanged for 16 shares of Northway common stock (the "Northway Common Stock"). Thereafter, Northway will acquire the common stock of Pemi in a transaction whereby each share of Pemi common stock issued and outstanding prior to the effective time will be exchanged for 1.0419 shares of Northway Common Stock.

         The transaction, which is subject to approval by state and federal bank regulators and by the respective shareholders of each institution, has been structured to be tax-free to the shareholders of each institution.

         Upon consummation, the Board of Directors of Northway will consist of six of the current directors of Berlin and four of the current directors of Pemi. William J. Woodward, the current Chairman, President and Chief Executive Officer of Berlin will serve as Chairman of the Board, President and Chief Executive Officer of Northway. Fletcher W. Adams, the current President and Chief Executive Officer of Pemi and Pemigewasset National Bank, will serve as Vice Chairman of the Board of Directors of Northway.

         The parties anticipate consummating the transactions contemplated by the Agreement in the second half of 1997.


Item 7.  EXHIBITS

Exhibit No.       Description
-----------       -----------

     2 Agreement and Plan of Merger dated March 14, 1997 by and among Pemi Bancorp, Inc., Pemigewasset National Bank, The Berlin City Bank and Northway Financial, Inc.

Exhibit No.       Description
-----------       -----------

    99 Copy of the joint press release, dated March 14, 1997, issued by Pemi Bancorp, Inc. and The Berlin City Bank.


Dated: March 17, 1997                             PEMI BANCORP, INC.



                                                  By:    /s/  Fletcher W. Adams
                                                      -------------------------
                                                      President, Treasurer and
                                                      Chief Executive Officer

                                INDEX TO EXHIBITS



Exhibit Number                 Description                                 Page
--------------                 -----------                                 ----

      2                     Definitive Agreement and Plan                     4
                            of Merger  dated March 14, 1997                ----
                            by and among Pemi Bancorp,  Inc.,
                            The  Pemigewasset  National Bank,
                            The Berlin City Bank and
                            Northway Financial, Inc.

     99                     Copy of the joint press release,                145
                            dated March 14, 1997, issued by                ----
                            Pemi Bancorp, Inc. and The Berlin City
                            Bank.